Concentration of Credit Risk	12 Months Ended
Dec. 31, 2015
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
Concentration of Credit Risk
Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most guarantees extend from 1 to 2 years. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The fair value of standby letters of credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements, the likelihood of the counter parties drawing on such financial instruments and the present creditworthiness of such counter parties. Such commitments have been made on terms which are competitive in the markets in which the Company operates; thus, the fair value of standby letters of credit equals the carrying value for the purposes of this disclosure. The maximum potential amount of future payments that the Company could be required to make under the guarantees totaled $33.6 million at December 31, 2015.
Practically all of the Company’s loans, commitments, and commercial and standby letters of credit have been granted to customers in the Company’s market area. Practically all such customers are depositors of Wilson Bank. Investment in state and municipal securities also include governmental entities within the Company’s market area. The concentrations of credit by type of loan are set forth in note 2 to the consolidated financial statements.
At December 31, 2015, the Company’s cash and due from banks and federal funds sold included commercial bank deposits aggregating $35,757,000 in excess of the FDIC limit of $250,000 per depositor.
Federal funds sold were deposited with two banks.